Exhibit 10.3

                    Amendment to the Supplemental
                       Retirement Income Plan


     The Supplemental Retirement Income Plan is hereby amended, effective as of March 25, 1997, by deleting the words "who is also" in the fifth sentence of paragraph six, and replacing the deleted words with "under the Supplemental Retirement Income Plan or."



/s/ Arthur C. Martinez
Arthur C. Martinez



/s/ Alan J. Lacy
Alan J. Lacy


/s/ Anthony J. Rucci
Anthony J. Rucci



/s/ Michael D. Levin
Michael D. Levin










                    Amendment to the Supplemental
                       Retirement Income Plan



     The Supplemental Retirement Income Plan is hereby amended, effective as of March 24, 1997, by adding the following to the end of the sixth paragraph thereof:

     "Notwithstanding the foregoing, in the event that a participant who is also a participant under the Sears Executive Retirement Plan Arrangements dies prior to the commencement of benefits from the Sears Pension Plan under circumstances where a lump sum death benefit would be payable to his spouse or to a designated beneficiary other than the spouse from this plan, such participant may elect to have such lump sum payment paid instead to a trust. Any such election must be in writing in a form approved by the Pension Plan Administrator and must contain the written consent of the person to whom he is married at the time of his death and must also apply to any death benefit payable under the Sears Executive Retirement Plan Arrangements. A valid election under the preceding two sentences shall have the effect of changing the recipient of the lump sum payment that would otherwise have been payable to a participant's spouse or designated beneficiary on account of his death from this plan, but not the method of calculating the amount of such payment.
The Pension Plan Administrator may require additional documentation, such as a copy of the current trust instrument, without which any election of a trust as beneficiary shall be invalid. A participant may revoke any such election and may make a new election prior to his death."




/s/ Arthur C. Martinez
Arthur C. Martinez



/s/ Alan J. Lacy
Alan J. Lacy



/s/ Anthony J. Rucci
Anthony J. Rucci



/s/ Michael D. Levin
Michael D. Levin